Exhibit 99.1

Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

July 20, 2005

News Media & Financial Analyst Contact:

Alan Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 13.4% increase in Second Quarter Earnings

Clinton, NJ - Unity Bancorp, Inc (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $1.5 million, or $0.24 per diluted share, for the quarter ended June 30, 2005, a 13.4% increase compared to $1.3 million, or $0.21 per diluted share, for the quarter ended June 30, 2004.  Return on average assets and average common equity for the second quarter of 2005 were 1.13% and 16.50%, respectively, as compared to 1.13% and 17.24%, respectively, for the second quarter of 2004.  All share amounts have been restated to include the effect of the 5% stock dividend paid on June 30, 2005.

For the six months ended June 30, 2005, net income was $2.8 million, or $0.44 per diluted share, an 11.6% increase from the $2.5 million, or $0.40 per diluted share for the same period a year ago.  Return on average assets and average common equity for the six months ended June 30, 2005, were 1.08% and 15.62%, respectively, as compared to 1.08% and 16.19%, respectively, from the prior year period.

“The second quarter was marked by strong loan and deposit growth, which resulted in record earnings,” said Unity President and Chief Executive Officer, James A. Hughes.  “We are extremely pleased with our results for the second quarter and continue to remain optimistic about future earnings growth.”

Net interest income was $5.3 million for the second quarter of 2005, an increase of 17.2%, compared to $4.5 million in the comparable quarter a year ago.  The increase in net interest income was primarily due to an increase in interest-earning assets.  Net interest margin was 4.14% for the second quarter of 2005, compared to 3.94% for the second quarter of 2004.

The provision for loan losses for the second quarter of 2005 was $350 thousand, compared to $250 thousand for the quarter ended June 30, 2004.  The increase in the provision was due to the increase in the loan portfolio.  Net loan charge-offs for the quarter ended June 30, 2005 were $53 thousand, compared to net charge offs of $117 thousand for the quarter ended June 30, 2004.

Total non-interest income for the second quarter of 2005 was $2.2 million, up 15.8% from the same period a year ago.  Service charges on deposits for the second quarter of 2005 decreased 9.1% compared to the second quarter of 2004 due to the decline in overdraft charges.  Service and loan fees for the second quarter of 2005 increased 23.5% from the prior year’s comparable quarter due to a larger loan base and increased pre-payment penalties.  Gains on sales of SBA loans amounted to $741 thousand for the second quarter of 2005, compared to $669 thousand for the quarter ended June 30, 2004.    Other income increased to $261 thousand, up 69.5% from the prior year’s comparable quarter due to increased loan referral fees.

Total non-interest expenses for the second quarter of 2005 were $4.6 million, an increase of 15.5% from the prior year’s comparable quarter.  The increase from the prior year’s comparable quarter was primarily due to increases in compensation and benefits, professional services, furniture and equipment and advertising.  Compensation and benefits increased 12.3% compared to the second quarter of 2004, due to increased head count and merit increases.  Professional services fees increased due to additional accounting and legal fees related to regulatory compliance. Furniture and equipment increased 26.7%, compared to the second quarter of 2004, due to the software maintenance for systems upgrades and the refurbishment of the branch network.  Advertising increased 68.5%, compared to the second quarter of 2004, due to increased direct mail marketing expense to attract new relationships.  Other expenses increased 64.6% primarily due to increased premiums for insurance.

Total assets at June 30, 2005 were $578 million, a 17.6% increase from a year ago.  The increase in assets from the prior year was primarily due to growth in the Company’s loan and securities portfolios.  Total loans at June 30, 2005 were $410.9 million, a 21.7% increase from June 30, 2004.  The growth in the loan portfolio occurred in all areas of lending.  Commercial loans increased $39.3 million, or 20.6 % from the second quarter of 2004.  SBA loans increased $12.8 million, or 22.0% from the second quarter of 2004.  Residential mortgage loans increased $13.5 million, or 26.8% from the second quarter of 2004. Consumer loans increased $7.7 million, or 20.1% from the second quarter of 2004.

At June 30, 2005, the allowance for loan losses was $6.2 million, or 1.52% of total loans, compared to 1.66% at June 30, 2004.  Non-performing assets at June 30, 2005 were $4.8 million, flat from a year ago.  There were no loans greater than 90 days and still accruing as of June 30, 2005, compared to $394 thousand a year ago.

Total deposits at June 30, 2005 were $477.3 million, an 11.2% increase from June 30, 2004.  This increase was primarily the result of growth in savings accounts and time deposits, partially offset by the decline in interest bearing checking accounts and demand deposits.  Savings accounts increased $104.8 million, or 235.4% from June 30, 2004.  The increase in savings deposits is related to new account relationships from direct mail marketing efforts.  Time deposits increased $8.2 million, or 8.9% from June 30, 2004.

Total shareholders’ equity was $38.4 million at June 30, 2005, a 20.7% increase from the prior year.  The increase in shareholders’ equity was due to retained profits and increase in other comprehensive loss partially offset by the payment of cash dividends.

As of June 30, 2005, the Company’s Tier I leverage ratio was 8.78%, Tier I risk-based capital ratio was 10.74%, and total risk-based capital ratio was 11.99%. All regulatory capital ratios exceed the well-capitalized federal capital adequacy requirements as of June 30, 2005.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with $578 million in assets and $477 million in deposits.  Unity Bank provides financial services to retail, corporate & small business customers through its 13 retail service centers located in Hunterdon, Middlesex, Somerset and Union counties in New Jersey.  For additional information about Unity visit our website at www.unitybank.com or call 800 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.

Unity Bancorp, Inc.

Consolidated Financial Highlights

(Dollars in thousands, except per share data)

	6/30/2005	3/31/2005	6/30/2004
BALANCE SHEET DATA:
Assets	577,507	525,842	491,229
Deposits	477,274	447,790	429,368
Loans	410,926	381,172	337,557
Securities	113,774	98,164	110,532
Shareholders’ equity	38,411	36,406	31,822
Allowance for loan losses	6,239	5,942	5,599

FINANCIAL DATA - QUARTER TO DATE:
Net income before taxes	2,468	2,108	2,120
Federal and state income tax provision	941	798	773
Net income	1,527	1,310	1,347

Per share-basic	0.25	0.22	0.22
Per share-diluted	0.24	0.20	0.21
Return on average assets	1.13	1.03	1.13
Return on average common equity	16.50	14.63	17.24
Efficiency ratio	62.43	66.37	63.08

FINANCIAL DATA - YEAR TO DATE:
Net income before taxes	4,576	—	3,966
Federal and state income tax provision	1,739	—	1,425
Net income	2,837	—	2,541

Per share-basic	0.47	—	0.42
Per share-diluted	0.44	—	0.40
Return on average assets	1.08	—	1.08
Return on average common equity	15.62	—	16.19
Efficiency ratio	64.34	—	65.71

SHARE INFORMATION:
Closing price per share	11.96	11.43	12.76
Book value per share	6.29	5.96	5.27
Average diluted shares outstanding (QTD)	6,423	6,422	6,421

CAPITAL RATIOS:
Total equity to total assets	6.65	6.92	6.48
Tier I capital to average assets (leverage)	8.78	8.99	8.89
Tier I capital to risk-adjusted assets	10.74	11.18	11.53
Total risk-based capital	11.99	12.43	12.79

CREDIT QUALITY AND RATIOS:
Nonperforming assets	4,777	3,172	4,779
Net charge offs to average loans (QTD)	0.05	0.23	0.14
Allowance for loan losses to total loans	1.52	1.56	1.66
Nonperforming assets to total loans and OREO	1.16	0.83	1.42

Unity Bancorp, Inc.

Consolidated Balance Sheets

(In thousands)

	6/30/2005	3/31/2005	6/30/2004
ASSETS
Cash and due from banks	11,284	11,286	11,161
Federal funds sold and interest bearing deposits	23,336	17,603	21,655
Securities:
Available for sale	78,139	74,571	87,558
Held to maturity	35,635	23,593	22,974
Total securities	113,774	98,164	110,532
Loans:
SBA - Held for sale	13,880	8,172	7,353
SBA - Held to Maturity	57,315	54,567	50,995
Commercial	229,860	214,730	190,542
Residential mortgage	63,775	59,769	50,276
Consumer	46,096	43,934	38,391
Total loans	410,926	381,172	337,557
Less: Allowance for loan losses	6,239	5,942	5,599
Net loans	404,687	375,230	331,958
Premises and equipment, net	10,208	9,191	6,888
Accrued interest receivable	2,747	2,600	2,420
Loan servicing asset	2,177	2,065	1,548
Bank Owned Life Insurance	5,093	5,047	—
Other assets	4,201	4,656	5,067
Total Assets	577,507	525,842	491,229

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand deposits	79,830	77,800	93,206
Interest-bearing deposits:
Interest bearing checking	147,315	154,074	199,075
Savings	149,348	112,847	44,525
Time, under $100,000	72,655	72,435	67,279
Time, $100,000 and over	28,126	30,634	25,283
Total deposits	477,274	447,790	429,368
Borrowed funds and subordinated debentures	59,279	39,279	29,279
Accrued interest payable	249	165	172
Accrued expenses and other liabilities	2,294	2,202	588
Total liabilities	539,096	489,436	459,407
Commitments and Contingencies	—	—	—

Shareholders’ equity:
Common stock, no par value, 12,500 shares authorized	37,881	34,101	33,659
Retained earnings	1,262	3,403	—
Accumulated other comprehensive loss, net of tax	(490)	(1,098)	(1,837)
Total shareholders’ equity	38,411	36,406	31,822
Total Liabilities and Shareholders’ Equity	577,507	525,842	491,229

COMMON SHARES AT PERIOD END:
Issued	6,128	6,108	6,042
Outstanding	6,107	6,108	6,042
Treasury	21	—	—

Unity Bancorp, Inc.

Consolidated Statements of Income

(In thousands, except per share data)

FOR THE THREE MONTHS ENDED:	6/30/2005	3/31/2005	6/30/2004
INTEREST INCOME
Fed funds sold and interest on deposits	117	62	87
Securities:
Available for sale	809	796	833
Held to maturity	348	274	156
Total securities	1,157	1,070	989
Loans:
SBA	1,448	1,359	947
Commercial	3,764	3,638	3,080
Residential mortgage	805	802	643
Consumer	652	592	442
Total loan interest income	6,669	6,391	5,112
Total interest income	7,943	7,523	6,188
INTEREST EXPENSE
Interest bearing demand deposits	635	611	684
Savings deposits	781	460	118
Time deposits	764	763	590
Borrowed funds and subordinated debentures	498	424	302
Total interest expense	2,678	2,258	1,694
Net interest income	5,265	5,265	4,494
Provision for loan losses	350	300	250
Net interest income after provision for loan losses	4,915	4,965	4,244
NONINTEREST INCOME
Service charges on deposit accounts	439	430	483
Service and loan fee income	630	536	510
Gain on SBA loan sales	741	460	669
Net securities gains	24	53	18
Other income	261	173	154
Total noninterest income	2,195	1,791	1,895
NONINTEREST EXPENSES
Compensation and benefits	2,314	2,397	2,060
Processing and communications	489	466	475
Occupancy, net	501	593	511
Furniture and equipment	327	329	258
Professional fees	194	109	161
Loan servicing costs	169	177	156
Advertising	187	185	111
Deposit insurance	15	15	16
Other	446	377	271
Total noninterest expenses	4,642	4,648	4,019
Income before taxes	2,468	2,108	2,120
Federal and state income tax provision	941	798	773
Net Income	1,527	1,310	1,347

Net Income Per Common Share-Basic	0.25	0.22	0.22
Net Income Per Common Share-Diluted	0.24	0.20	0.21

AVERAGE COMMON SHARES OUTSTANDING:
Basic	6,109	6,078	6,040
Diluted	6,423	6,422	6,421

Unity Bancorp, Inc.

Consolidated Statements of Income

(Dollars in thousands, except per share data)

YEAR TO DATE	6/30/2005	6/30/2004
INTEREST INCOME
Fed funds sold and interest on deposits	179	119
Securities:
Available for sale	1,605	1,590
Held to maturity	622	333
Total securities	2,227	1,923
Loans:
SBA	2,807	1,966
Commercial	7,402	6,176
Residential mortgage	1,607	1,346
Consumer	1,244	884
Total loan interest income	13,060	10,372
Total interest income	15,466	12,414
INTEREST EXPENSE
Interest bearing demand deposits	1,246	1,314
Savings deposits	1,241	225
Time deposits	1,527	1,208
Borrowed funds and subordinated debentures	922	555
Total interest expense	4,936	3,302
Net interest income	10,530	9,112
Provision for loan losses	650	500
Net interest income after provision for loan losses	9,880	8,612
NONINTEREST INCOME
Service charges on deposit accounts	869	889
Service and loan fee income	1,166	981
Gain on SBA loan sales	1,201	1,407
Net securities gains	77	71
Other income	434	314
Total noninterest income	3,986	3,776
NONINTEREST EXPENSES
Compensation and benefits	4,711	4,299
Processing and communications	955	949
Occupancy, net	1,094	1,040
Furniture and equipment	656	521
Professional fees	303	392
Loan servicing costs	346	336
Advertising	372	255
Deposit insurance	30	31
Other	823	599
Total noninterest expenses	9,290	8,422
Income before taxes	4,576	3,966
Federal and state income taxes	1,739	1,425
Net Income	2,837	2,541

Net Income Per Common Share-Basic	0.47	0.42
Net Income Per Common Share-Diluted	0.44	0.40

Average common shares outstanding:
Basic	6,094	6,031
Diluted	6,423	6,414

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended 6/30/2005			Three Months Ended 3/31/2005
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	16,716	117	2.81	10,331	62	2.43
Securities:
Available for sale	77,646	822	4.23	76,926	809	4.21
Held to maturity	25,972	348	5.36	23,088	274	4.75
Total securities	103,618	1,170	4.52	100,014	1,083	4.33
Loans, net of unearned discount:
SBA	68,511	1,448	8.45	64,966	1,359	8.37
Commercial	215,985	3,764	6.99	212,343	3,638	6.95
Residential mortgage	60,136	805	5.35	60,361	802	5.31
Consumer	44,493	652	5.88	42,482	592	5.65
Total loans	389,125	6,669	6.87	380,152	6,391	6.79
Total interest-earning assets	509,459	7,956	6.26	490,497	7,536	6.20
Noninterest-earning assets:
Cash and due from banks	13,590			10,748
Allowance for loan losses	(6,085)			(6,047)
Other assets	23,415			22,742
Total noninterest-earning assets	30,920			27,443
Total Assets	540,379			517,940

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	156,186	635	1.63	160,991	611	1.54
Savings deposits	119,325	781	2.63	91,294	460	2.04
Time deposits	103,674	764	2.96	108,374	763	2.86
Total interest-bearing deposits	379,185	2,180	2.31	360,659	1,834	2.06
Borrowed funds and subordinated debentures	44,033	498	4.54	40,139	424	4.28
Total interest-bearing liabilities	423,218	2,678	2.54	400,798	2,258	2.28
Noninterest-bearing liabilities:
Demand deposits	77,744			78,852
Other liabilities	2,292			1,976
Total noninterest- bearing liabilities	80,036			80,828
Shareholders’ equity	37,125			36,314
Total Liabilities and Shareholders’ Equity	540,379			517,940

Net interest spread		5,278	3.72		5,278	3.92
Tax-equivalent basis adjustment		(13)			(13)
Net interest income		5,265			5,265

Net interest margin			4.14			4.30

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended 6/30/2005			Three Months Ended 6/30/2004
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	16,716	117	2.81	27,978	87	1.25
Securities:
Available for sale	77,646	822	4.23	83,298	848	4.07
Held to maturity	25,972	348	5.36	11,897	156	5.25
Total securities	103,618	1,170	4.52	95,195	1,004	4.22
Loans, net of unearned discount:
SBA	68,511	1,448	8.45	59,491	947	6.37
Commercial	215,985	3,764	6.99	189,676	3,080	6.53
Residential mortgage	60,136	805	5.35	47,478	643	5.42
Consumer	44,493	652	5.88	37,730	442	4.71
Total loans	389,125	6,669	6.87	334,375	5,112	6.14
Total interest-earning assets	509,459	7,956	6.26	457,548	6,203	5.44
Noninterest-earning assets:
Cash and due from banks	13,590			12,143
Allowance for loan losses	(6,085)			(5,598)
Other assets	23,415			14,085
Total noninterest-earning assets	30,920			20,630
Total Assets	540,379			478,178

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	156,186	635	1.63	195,432	684	1.41
Savings deposits	119,325	781	2.63	41,364	118	1.15
Time deposits	103,674	764	2.96	93,669	590	2.53
Total interest-bearing deposits	379,185	2,180	2.31	330,465	1,392	1.69
Borrowed funds and subordinated debentures	44,033	498	4.54	29,279	302	4.15
Total interest-bearing liabilities	423,218	2,678	2.54	359,744	1,694	1.89
Noninterest-bearing liabilities:
Demand deposits	77,744			85,559
Other liabilities	2,292			1,446
Total noninterest-bearing liabilities	80,036			87,005
Shareholders’ equity	37,125			31,429
Total Liabilities and Shareholders’ Equity	540,379			478,178

Net interest spread		5,278	3.72		4,509	3.55
Tax-equivalent basis adjustment		(13)			(15)
Net interest income		5,265			4,494

Net interest margin			4.14			3.94

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Year to Date			Year to Date
	6/30/2005			6/30/2004
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	13,541	179	2.67	22,291	119	1.07
Securities:
Available for sale	77,288	1,631	4.22	81,700	1,635	4.00
Held to maturity	24,538	622	5.07	12,343	333	5.40
Total securities	101,826	2,253	4.43	94,043	1,968	4.19
Loans, net of unearned discount:
SBA	66,748	2,807	8.41	60,822	1,966	6.46
Commercial	214,174	7,402	6.97	186,225	6,176	6.67
Residential mortgage	60,248	1,607	5.33	49,132	1,346	5.48
Consumer	43,493	1,244	5.77	36,943	884	4.81
Total loans	384,663	13,060	6.83	333,122	10,372	6.25
Total interest- earning assets	500,030	15,492	6.23	449,456	12,459	5.56
Noninterest-earning assets:
Cash and due from banks	12,177			14,216
Allowance for loan losses	(6,066)			(5,580)
Other assets	23,081			14,561
Total noninterest- earning assets	29,192			23,197
Total Assets	529,222			472,653

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	158,575	1,246	1.58	193,838	1,314	1.36
Savings deposits	105,387	1,241	2.37	40,630	225	1.11
Time deposits	106,011	1,527	2.90	95,576	1,208	2.54
Total interest- bearing deposits	369,973	4,014	2.19	330,044	2,747	1.67
Borrowed funds and subordinated debentures	42,097	922	4.42	26,195	555	4.26
Total interest- bearing liabilities	412,070	4,936	2.42	356,239	3,302	1.86
Noninterest-bearing liabilities:
Demand deposits	78,295			83,251
Other liabilities	2,135			1,608
Total noninterest- bearing liabilities	80,430			84,859
Shareholders’ equity	36,722			31,555
Total Liabilities and Shareholders’ Equity	529,222			472,653

Net interest spread		10,556	3.81		9,157	3.70
Tax-equivalent basis adjustment		(26)			(45)
Net interest income		10,530			9,112

Net interest margin			4.22			4.07

Unity Bancorp, Inc.

Allowance for Loan Losses and Loan Quality Schedules

(Dollars in thousands)

	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004

ALLOWANCE FOR LOAN LOSSES:
Balance, beginning	5,942	5,856	5,726	5,599	5,466
Provision charged to expense	350	300	350	325	250
	6,292	6,156	6,076	5,924	5,716
Less: Charge offs
SBA	112	107	33	57	132
Commercial	30	165	220	150	50
Residential mortgage	—	24	—	18	—
Consumer	4	8	14	8	4
Total Charge Offs	146	304	267	233	186
Add: Recoveries
SBA	30	44	34	24	24
Commercial	7	45	10	5	41
Residential mortgage	—	—	—	—	—
Consumer	56	1	3	6	4
Total Recoveries	93	90	47	35	69
Net Charge Offs	53	214	220	198	117
Balance, ending	6,239	5,942	5,856	5,726	5,599

LOAN QUALITY INFORMATION:
Nonperforming loans	4,777	2,974	4,091	4,075	4,641
Other real estate owned, net	—	198	345	215	138
Nonperforming assets	4,777	3,172	4,436	4,290	4,779

Loans 90 days past due and still accruing	0	313	0	82	394

Allowance for loan losses to:
Total loans at period end	1.52	1.56	1.57	1.62	1.66
Nonperforming loans	130.60	199.80	143.14	140.52	120.64
Nonperforming assets	130.60	187.33	132.01	133.47	117.16
Net charge offs to average loans (QTD)	0.05	0.23	0.24	0.23	0.14
Net charge offs to average loans (YTD)	0.14	0.23	0.19	0.18	0.15
Nonperforming loans to total loans	1.16	0.78	1.10	1.15	1.37
Nonperforming assets to total loans and OREO	1.16	0.83	1.19	1.21	1.42

Unity Bancorp, Inc.

Quarterly Financial Data

	06/30/05	03/31/05	12/31/04	09/30/04	06/30/04
SUMMARY OF INCOME (in thousands) :
Interest income	7,943	7,523	7,030	6,722	6,188
Interest expense	2,678	2,258	1,963	1,743	1,694
Net interest income	5,265	5,265	5,067	4,979	4,494
Provision for loan losses	350	300	350	325	250
Net interest income after provision	4,915	4,965	4,717	4,654	4,244
Noninterest income	2,195	1,791	1,868	1,985	1,895
Noninterest expense	4,642	4,648	4,452	4,356	4,019
Income before income taxes	2,468	2,108	2,133	2,283	2,120
Federal and state income tax provision	941	798	775	852	773
Net Income	1,527	1,310	1,358	1,431	1,347
Net Income per Common Share:
Basic	0.25	0.22	0.22	0.24	0.22
Diluted	0.24	0.20	0.21	0.22	0.21
COMMON SHARE DATA:
Cash dividends declared	0.05	0.04	0.04	0.04	0.04
Book value at quarter end	6.29	5.96	5.91	5.68	5.27
Market value at quarter end	11.96	11.43	12.19	11.76	12.76
Average common shares outstanding: (000’s)
Basic	6,109	6,078	6,063	6,049	6,040
Diluted	6,423	6,422	6,433	6,432	6,421
Common shares outstanding at period end (000’s)	6,107	6,108	6,067	6,060	6,042
OPERATING RATIOS:
Return on average assets	1.13	1.03	1.08	1.17	1.13
Return on average common equity	16.50	14.63	15.53	17.39	17.24
Efficiency ratio	62.43	66.37	64.24	62.55	63.08
BALANCE SHEET DATA (in thousands):
Assets	577,507	525,842	515,417	493,713	491,229
Deposits	477,274	447,790	433,898	423,765	429,368
Loans	410,926	381,172	373,580	354,190	337,557
Shareholders’ equity	38,411	36,406	35,868	34,395	31,822
Allowance for loan losses	6,239	5,942	5,856	5,726	5,599
TAX-EQUIVALENT YIELDS AND RATES:
Interest-earning assets	6.26	6.20	5.88	5.78	5.44
Interest-bearing liabilities	2.54	2.28	2.06	1.90	1.89
Net interest spread	3.72	3.92	3.82	3.88	3.55
Net interest margin	4.14	4.30	4.26	4.30	3.94
CREDIT QUALITY:
Nonperforming assets (in thousands)	4,777	3,172	4,436	4,290	4,779
Allowance for loan losses to period-end loans	1.52	1.56	1.57	1.62	1.66
Net charge offs to average loans	0.05	0.23	0.24	0.23	0.14
Nonperforming assets to loans and OREO	1.16	0.83	1.19	1.21	1.42
CAPITAL AND OTHER:
Total equity to assets	6.65	6.92	6.96	6.97	6.48
Tier I capital to average assets (leverage)	8.78	8.99	9.09	9.04	8.89
Tier I capital to risk- adjusted assets	10.74	11.18	11.14	11.44	11.53
Total capital to risk- adjusted assets	11.99	12.43	12.39	12.69	12.79
Number of banking offices	13	13	13	13	13
Number of ATMs	15	15	15	15	15
Number of employees	178	185	173	161	158